Exhibit 10.13

COMMERCIAL LEASE AGREEMENT

(C.A.R. Form CL, Revised 12/15)

Date (For reference only): October 26, 2016

Hegan Lane Partnership (“Landlord”) and Lulu’s Fashion Lounge, Inc., (“Tenant”) agree as follows:

1.	PROPERTY: Landlord rents to Tenant and Tenant rents from Landlord, the real property and improvements described as: 2812 Hegan Lane C & F Warehouse. 9,000 Sq. Ft. plus 80,546 Sq. Ft. (“Premises”), which comprise approximately % of the total square footage of rentable space in the entire property. See exhibit A for a further description of the Premises.

2.	TERM: The term begins on January 1, 2017 (“Commencement Date”),

(Check A or B):

	A.	☒	Lease: and shall terminate on December 31, 2019 at 5:00 ☐ AM ☒ PM. Any holding over after the term of this agreement expires, with Landlord’s consent, shall create a month-to-month tenancy that either party may terminate as specified in paragraph 2B. Rent shall be at a rate equal to the rent for the immediately preceding month, payable in advance. All other terms and conditions of this agreement shall remain in full force and effect.

	B.	☐	Month-to-month: and continues as a month-to-month tenancy. Either party may terminate the tenancy by giving written notice to the other at least 30 days prior to the intended termination date, subject to any applicable laws. Such notice may be given on any date.

	C.	☒	RENEWAL OR EXTENSION TERMS: See attached addendum. See paragraph 40.

3.	BASE RENT:

	A.	Tenant agrees to pay Base Rent at the rate of (CHECK ONE ONLY):

		(1)	☐ $ per month, for the term of the agreement.

		(2)	☐ $ per month, for the first 12 months of the agreement. Commencing with the 13th month, and upon expiration of each 12 months thereafter, rent shall be adjusted according to any increase in the U.S. Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers (“CPI”) for (the city nearest the location of the Premises), based on the following formula: Base Rent will be multiplied by the most current CPI preceding the first calendar month during which the adjustment is to take effect, and divided by the most recent CPI preceding the Commencement Date. In no event shall any adjusted Base Rent be less than the Base Rent for the month immediately preceding the adjustment. If the CPI is no longer published, then the adjustment to Base Rent shall be based on an alternate index that most closely reflects the CPI.

(3) ☐ $ per month for the period commencing and ending and

$ per month for the period commencing and ending and

$ per month for the period commencing and ending .

(4) ☐ In accordance with the attached rent schedule.

(5) ☒ Other: See paragraph 40.

	B.	Base Rent is payable in advance on the 1st (or ) day of each calendar month, and is delinquent on the next day.

	C.	If the Commencement Date falls on any day other than the first day of the month, Base Rent for the first calendar month shall be prorated based on a 30-day period. If Tenant has paid one full month’s Base Rent in advance of Commencement Date, Base Rent for the second calendar month shall be prorated based on a 30-day period.

4.	RENT:

	A.	Definition: (“Rent”) shall mean all monetary obligations of Tenant to Landlord under the terms of this agreement, except security deposit.

	B.	Payment: Rent shall be paid to Hegan Lane Partnership at 4801 Feather River Bld. #29, Oroville, CA 95965, or at any other location specified by Landlord in writing to Tenant.

	C.	Timing: Base Rent shall be paid as specified in paragraph 3. All other Rent shall be paid within 30 days after Tenant is billed by Landlord.

5.	EARLY POSSESSION: Tenant is entitled to possession of the Premises on 11/01/2016 9,000 SF Unit F. If Tenant is in possession prior to the Commencement Date, during this time (i) Tenant is not obligated to pay Base Rent, and (ii) Tenant [☐is/☒is not] obligated to pay Rent other than Base Rent. Whether or not Tenant is obligated to pay Rent prior to Commencement Date, Tenant is obligated to comply with all other terms of this agreement.

6.	SECURITY DEPOSIT:

A.

Tenant agrees to pay Landlord $31,341.00 as a security deposit. Tenant agrees not to hold Broker responsible for its return. (IF CHECKED): ☐ If Base Rent increases during the term of this agreement, Tenant agrees to increase security deposit by the same proportion as the increase in Base Rent.

B.

All or any portion of the security deposit may be used, as reasonably necessary, to: (i) cure Tenant’s default in payment of Rent, late charges, non-sufficient funds (“NSF”) fees, or other sums due; (ii) repair damage, excluding ordinary wear and tear, caused by Tenant or by a guest or licensee of Tenant; (iii) broom clean the Premises, if necessary, upon termination of tenancy; and (iv) cover any other unfulfilled obligation of Tenant. SECURITY DEPOSIT SHALL NOT BE USED BY TENANT IN LIEU OF PAYMENT OF LAST MONTH’S RENT. If all or any portion of the security deposit is used during tenancy, Tenant agrees to reinstate the total security deposit within 5 days after written notice is delivered to Tenant. Within 30 days after Landlord receives possession of the Premises, Landlord shall: (i) furnish Tenant an itemized statement indicating the amount of any security deposit received and the basis for its disposition, and (ii) return any remaining portion of security deposit to Tenant. However, if the Landlord’s only claim upon the security deposit is for unpaid Rent, then the remaining portion of the security deposit, after deduction of unpaid Rent, shall be returned within 14 days after the Landlord receives possession.

C.	No interest will be paid on security deposit, unless required by local ordinance.

7.	PAYMENTS:

					PAYMENT	BALANCE
			TOTAL DUE		RECEIVED	DUE		DUE DATE
A.	Rent: From 01/01/2017 to 01/31/2017			$11,900.00	$		$11,900.00	11/01/2016

B.	Security Deposit			$31,341.00	$		$31,341.00	11/01/2016

C.	Other:		$		$	$

		category
D.	Other:		$		$	$

		category
E.	Total:			$43,241.00	$		$43,241.00

8.

PARKING: Tenant is entitled to any unreserved and N/A reserved vehicle parking spaces. The right to parking is/is not included in the Base Rent charged pursuant to paragraph 3. If not included in the Base Rent, the parking rental fee shall be an additional $N/A per month. Parking space(s) are to be used for parking operable motor vehicles, except for trailers, boats, campers, or buses. Tenant shall park in assigned space(s) only. Parking space(s) are to be kept clean. Vehicles leaking oil, gas or other motor vehicle fluids shall not be parked in parking spaces or on the Premises. Mechanical work or storage of inoperable vehicles is not allowed in parking space(s) or elsewhere on the Premises. No overnight parking is permitted.

9.

ADDITIONAL STORAGE: Storage is permitted as follows: within leased space. The right to additional storage space ☐is/☒is not included in the Base Rent charged pursuant to paragraph 3. If not included in Base Rent, storage space shall be an additional $N/A per month. Tenant shall store only personal property that Tenant owns, and shall not store property that is claimed by another, or in which another has any right, title, or interest. Tenant shall not store any improperly packaged food or perishable goods, flammable materials, explosives, or other dangerous or hazardous material. Tenant shall pay for, and be responsible for, the clean-up of any contamination caused by Tenant’s use of the storage area.

10.

LATE CHARGE; INTEREST; NSF CHECKS: Tenant acknowledges that either late payment of Rent or issuance of a NSF check may cause Landlord to incur costs and expenses, the exact amount of which are extremely difficult and impractical to determine. These costs may include, but are not limited to, processing, enforcement and accounting expenses, and late charges imposed on Landlord. If any installment of Rent due from Tenant is not received by Landlord within 5 calendar days after date due, or if a check is returned NSF, Tenant shall pay to Landlord, respectively, $10% as late charge, plus 10% interest per annum on the delinquent amount and $25.00 as a NSF fee, any of which shall be deemed additional Rent. Landlord and Tenant agree that these charges represent a fair and reasonable estimate of the costs Landlord may incur by reason of Tenant’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Landlord’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Tenant. Landlord’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 4, or prevent Landlord from exercising any other rights and remedies under this agreement, and as provided by law.

11.

CONDITION OF PREMISES: Tenant has examined the Premises and acknowledges that Premise is clean and in operative condition, with the following exceptions:         . Items listed as exceptions shall be dealt with in the following manner: (See attached Addendum #2).

12.

ZONING AND LAND USE: Tenant accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Landlord makes no representation or warranty that Premises are now or in the future will be suitable for Tenant’s use. Tenant has made its own investigation regarding all applicable Laws.

13.

TENANT OPERATING EXPENSES: Tenant agrees to pay for all utilities and services directly billed to Tenant. After the initial 3 year term, Tenant will pay $0.01 per sq. ft. per month at a CAM charge. ($895.00).

14.	PROPERTY OPERATING EXPENSES:

A.

Tenant agrees to pay its proportionate share of Landlord’s estimated monthly property operating expenses, including but not limited to, common area maintenance, consolidated utility and service bills, insurance, and real property taxes, based on the ratio of the square footage of the Premises to the total square footage of the rentable space in the entire property.

OR

B.	☒ (If checked) Paragraph 14 does not apply.

15.

USE: The Premises are for the sole use as Warehouse and distribution, general office space and other permissible uses. No other use is permitted without Landlord’s prior written consent. If any use by Tenant causes an increase in the premium on Landlord’s existing property insurance, Tenant shall pay for the increased cost. Tenant will comply with all Laws affecting its use of the Premises.

16.

RULES/REGULATIONS: Tenant agrees to comply with all nondiscriminatory rules and regulations of Landlord (and, if applicable, Owner’s Association) that are at any time posted on the Premises or delivered to Tenant. Tenant shall not, and shall ensure that guests and licensees of Tenant do not, disturb, annoy, endanger, or interfere with other tenants of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises.

17.	MAINTENANCE: See Addendum 1.

18.

ALTERATIONS: Tenant shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Landlord’s prior written consent, which shall not be unreasonably withheld. Any alterations to the Premises shall be done according to Law and with required permits. Tenant shall give Landlord advance notice of the commencement date of any planned alteration, so that Landlord, at its option, may post a Notice of Non-Responsibility to prevent potential liens against Landlord’s interest in the Premises. Landlord may also require Tenant to provide Landlord with lien releases from any contractor performing work on the Premises.

19.	GOVERNMENT IMPOSED ALTERATIONS: Any alterations required by Law as a result of Tenant’s use shall be Tenant’s responsibility. Landlord shall be responsible for any other alterations required by Law.

20.

ENTRY: Tenant shall make Premises available to Landlord or Landlord’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, tenants, mortgagees, lenders, appraisers, or contractors. Landlord and Tenant agree that 24 hours notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Landlord or Landlord’s representative may enter Premises at any time without prior notice.

21.	SIGNS: Tenant authorizes Landlord to place a FOR SALE sign on the Premises at any time, and a FOR LEASE sign on the Premises within the 90 (or ) day period preceding the termination of the agreement.

22.

SUBLETTING/ASSIGNMENT: Tenant shall not sublet or encumber all or any part of Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Landlord, which shall not be unreasonably withheld. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Tenant, operation of law, or otherwise, shall be null and void, and, at the option of Landlord, terminate this agreement. Any proposed sublessee, assignee, or transferee shall submit to Landlord an application and credit information for Landlord’s approval, and, if approved, sign a separate written agreement with Landlord and Tenant. Landlord’s consent to any one sublease, assignment, or transfer, shall not be construed as consent to any subsequent sublease, assignment, or transfer, and does not release Tenant of Tenant’s obligation under this agreement.

23.

POSSESSION: If Landlord is unable to deliver possession of Premises on Commencement Date, such date shall be extended to the date on which possession is made available to Tenant. However, the expiration date shall remain the same as specified in paragraph 2. If Landlord is unable to deliver possession within 60 (or         ) calendar days after the agreed Commencement Date, Tenant may terminate this agreement by giving written notice to Landlord, and shall be refunded all Rent and security deposit paid.

24.

TENANT’S OBLIGATIONS UPON VACATING PREMISES: Upon termination of agreement, Tenant shall: (i) give Landlord all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Landlord empty of all persons and personal property; (iii) vacate all parking and storage spaces; (iv) deliver Premises to Landlord in the same condition as referenced in paragraph 11; (v) clean Premises; (vi) give written notice to Landlord of Tenant’s forwarding address; and (vii)         . All improvements installed by Tenant, with or without Landlord’s consent, become the property of Landlord upon termination. Landlord may nevertheless require Tenant to remove any such improvement that did not exist at the time possession was made available to Tenant.

25.

BREACH OF CONTRACT/EARLY TERMINATION: In event Tenant, prior to expiration of this agreement, breaches any obligation in this agreement, abandons the premises, or gives notice of tenant’s intent to terminate this tenancy prior to its expiration, in addition to any obligations established by paragraph 24, Tenant shall also be responsible for lost rent, rental commissions, advertising expenses, and painting costs necessary to ready Premises for re-rental. Landlord may also recover from Tenant: (i) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination; (ii) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after expiration until the time of award exceeds the amount of such rental loss the Tenant proves could have been reasonably avoided; and (iii) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided. Landlord may elect to continue the tenancy in effect for so long as Landlord does not terminate Tenant’s right to possession, by either written notice of termination of possession or by reletting the Premises to another who takes possession, and Landlord may enforce all Landlord’s rights and remedies under this agreement, including the right to recover the Rent as it becomes due.

26.

DAMAGE TO PREMISES: If, by no fault of Tenant, Premises are totally or partially damaged or destroyed by fire, earthquake, accident or other casualty, Landlord shall have the right to restore the Premises by repair or rebuilding. If Landlord elects to repair or rebuild, and is able to complete such restoration within 90 days from the date of damage, subject to the terms of this paragraph, this agreement shall remain in full force and effect. If Landlord is unable to restore the Premises within this time, or if Landlord elects not to restore, then either Landlord or Tenant may terminate this agreement by giving the other written notice. Rent shall be abated as of the date of damage. The abated amount shall be the current monthly Base Rent prorated on a 30-day basis. If this agreement is not terminated, and the damage is not repaired, then Rent shall be reduced based on the extent to which the damage interferes with Tenant’s reasonable use of the Premises. If total or partial destruction or damage occurs as a result of an act of Tenant or Tenant’s guests, (i) only Landlord shall have the right, at Landlord’s sole discretion, within 30 days after such total or partial destruction or damage to treat the lease as terminated by Tenant, and (ii) Landlord shall have the right to recover damages from Tenant.

27.

HAZARDOUS MATERIALS: Tenant shall not use, store, generate, release or dispose of any hazardous material on the Premises or the property of which the Premises are part. However, Tenant is permitted to make use of such materials that are required to be used in the normal course of Tenant’s business provided that Tenant complies with all applicable Laws related to the hazardous materials. Tenant is responsible for the cost of removal and remediation, or any clean-up of any contamination caused by Tenant.

28.

CONDEMNATION: If all or part of the Premises is condemned for public use, either party may terminate this agreement as of the date possession is given to the condemner. All condemnation proceeds, exclusive of those allocated by the condemner to Tenant’s relocation costs and trade fixtures, belong to Landlord.

29.

INSURANCE: Tenant’s personal property, fixtures, equipment, inventory and vehicles are not insured by Landlord against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Tenant is to carry Tenant’s own property insurance to protect Tenant from any such loss. In addition, Tenant shall carry (i) liability insurance in an amount of not less than $2,000,000.00 and (ii) property insurance in an amount sufficient to cover the replacement cost of the property if Tenant is responsible for maintenance under paragraph 17B. Tenant’s insurance shall name Landlord and Landlord’s agent as additional insured. Tenant, upon Landlord’s request, shall provide Landlord with a certificate of insurance establishing Tenant’s compliance. Landlord shall maintain liability insurance insuring Landlord, but not Tenant, in an amount of at least $2,000,000.00, plus property insurance in an amount sufficient to cover the replacement cost of the property unless Tenant is responsible for maintenance pursuant to paragraph 17B. Tenant is advised to carry business interruption insurance in an amount at least sufficient to cover Tenant’s complete rental obligation to Landlord. Landlord is advised to obtain a policy of rental loss insurance. Both Landlord and Tenant release each other, and waive their respective rights to subrogation against each other, for loss or damage covered by insurance.

30.

TENANCY STATEMENT (ESTOPPEL CERTIFICATE): Tenant shall execute and return a tenancy statement (estoppel certificate), delivered to Tenant by Landlord or Landlord’s agent, within 3 days after its receipt. The tenancy statement shall acknowledge that this agreement is unmodified and in full force, or in full force as modified, and state the modifications. Failure to comply with this requirement: (i) shall be deemed Tenant’s acknowledgment that the tenancy statement is true and correct, and may be relied upon by a prospective lender or purchaser; and (ii) may be treated by Landlord as a material breach of this agreement. Tenant shall also prepare, execute, and deliver to Landlord any financial statement (which will be held in confidence) reasonably requested by a prospective lender or buyer.

31.

LANDLORD’S TRANSFER: Tenant agrees that the transferee of Landlord’s interest shall be substituted as Landlord under this agreement. Landlord will be released of any further obligation to Tenant regarding the security deposit, only if the security deposit is returned to Tenant upon such transfer, or if the security deposit is actually transferred to the transferee. For all other obligations under this agreement, Landlord is released of any further liability to Tenant, upon Landlord’s transfer.

32.

SUBORDINATION: This agreement shall be subordinate to all existing liens and, at Landlord’s option, the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the Premises are a part, and to any advances made on the security of the Premises, and to all renewals, modifications, consolidations, replacements, and extensions. However, as to the lien of any deed of trust or mortgage entered into after execution of this agreement, Tenant’s right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant pays the Rent and observes and performs all of the provisions of this agreement, unless this agreement is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor elects to have this agreement placed in a security position prior to the lien of a mortgage, deed of trust, or ground lease, and gives written notice to Tenant, this agreement shall be deemed prior to that mortgage, deed of trust, or ground lease, or the date of recording.

33.

TENANT REPRESENTATIONS; CREDIT: Tenant warrants that all statements in Tenant’s financial documents and rental application are accurate. Tenant authorizes Landlord and Broker(s) to obtain Tenant’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Landlord may cancel this agreement: (i) before occupancy begins, upon disapproval of the credit report(s); or (ii) at any time, upon discovering that information in Tenant’s application is false. A negative credit report reflecting on Tenant’s record may be submitted to a credit reporting agency, if Tenant fails to pay Rent or comply with any other obligation under this agreement.

34.

CONSTRUCTION-RELATED ACCESSIBILITY STANDARDS: Landlord states that the Premises ☐ has, or ☒ has not been inspected by a Certified Access Specialist. If so, Landlord states that the Premises ☐ has, or ☐ has not been determined to meet all applicable construction-related accessibility standards pursuant to Civil Code Section 55.53.

35.	DISPUTE RESOLUTION:

A.

MEDIATION: Tenant and Landlord agree to mediate any dispute or claim arising between them out of this agreement, or any resulting transaction, before resorting to arbitration or court action, subject to paragraph 35B(2) below. Paragraphs 35B(2) and (3) apply whether or not the arbitration provision is initialed. Mediation fees, if any, shall be divided equally among the parties involved. If for any dispute or claim to which this paragraph applies, any party commences an action without first attempting to resolve the matter through mediation, or refuses to mediate after a request has been made, then that party shall not be entitled to recover attorney fees, even if they would otherwise be available to that party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED.

B.

ARBITRATION OF DISPUTES: (1) Tenant and Landlord agree that any dispute or claim in Law or equity arising between them out of this agreement or any resulting transaction, which is not settled through mediation, shall be decided by neutral, binding arbitration, including and subject to paragraphs 35B(2) and (3) below. The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of real estate transactional law experience, unless the parties mutually agree to a different arbitrator, who shall render an award in accordance with substantive California Law. In all other respects, the arbitration shall be conducted in accordance with Part III, Title 9 of the California Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered in any court having jurisdiction. The parties shall have the right to discovery in accordance with Code of Civil Procedure §1283.05.

(2)

EXCLUSIONS FROM MEDIATION AND ARBITRATION: The following matters are excluded from Mediation and Arbitration hereunder: (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or installment land sale contract as defined in Civil Code §2985; (ii) an unlawful detainer action; (iii) the filing or enforcement of a mechanic’s lien; (iv) any matter that is within the jurisdiction of a probate, small claims, or bankruptcy court; and (v) an action for bodily injury or wrongful death, or for latent or patent defects to which Code of Civil Procedure §337.1 or §337.15 applies. The filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a violation of the mediation and arbitration provisions.

(3)

BROKERS: Tenant and Landlord agree to mediate and arbitrate disputes or claims involving either or both Brokers, provided either or both Brokers shall have agreed to such mediation or arbitration, prior to, or within a reasonable time after the dispute or claim is presented to Brokers. Any election by either or both Brokers to participate in mediation or arbitration shall not result in Brokers being deemed parties to the agreement.

“NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.”

“WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION TO NEUTRAL ARBITRATION.”

36.

JOINT AND INDIVIDUAL OBLIGATIONS: If there is more than one Tenant, each one shall be individually and completely responsible for the performance of all obligations of Tenant under this agreement, jointly with every other Tenant, and individually, whether or not in possession.

37.	NOTICE: Notices may be served by mail, facsimile, or courier at the following address or location, or at any other location subsequently designated:

Landlord: Hegan Lane Partnership, 4801 Feather River Bld. #29, Oroville, CA 95965

Tenant: Lulu’s Fashion Lounge, Inc., 195 Humboldt Ave., Chico, CA 95928

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

38.	WAIVER: The waiver of any breach shall not be construed as a continuing waiver of the same breach or a waiver of any subsequent breach.

39.	INDEMNIFICATION: Tenant shall indemnify, defend and hold Landlord harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Tenant’s use of the Premises.

40.

OTHER TERMS AND CONDITIONS/SUPPLEMENTS: Option to Extend Lease Term: Providing Tenant is in compliance with the Lease and subject to Six (6) months prior written notice. Tenant shall have Two (2) Options to extend the lease, each for a period of Three (3) years. Base Rent during the extended term(s) shall be increased by 2.0% above the prior year base rent. Base Rent to be as follows: Base rent to be $0.35 psf for the initial term on lease. Base rent to be calculated on actual square feet delivered to Tenant. Per Exhibit A1 and Exhibit A.

November 1, 2016 thru December 31, 2016	Base Rent to be $0.00 per month. For Bldg. F

January 1, 2017 thru June 20, 2017:	Base rent to be $11,900.00 per month. For Bldg. F + 25,000 sq. ft. of Bldg. C per Exhibit A1

July 1, 2017 thru October 31, 2017:	Base rent to be $31,341.00 per month.

November 1, 2017 thru October 31, 2018	Base rent to be $31,968.00 per month. For Bldg. F & Bldc. Per Exhibit A

November 1, 2018 thru October 31, 2019	Base rent to be $32,607.00 per month.

The following ATTACHED supplements/exhibits are incorporated in this agreement:

☐ Option Agreement (C.A.R. Form OA)

Exhibit A, Exhibit A1, Addendum 1, Addendum 2, Addendum 3, Addendum 4.

41.

ATTORNEY FEES: In any action or proceeding arising out of this agreement, the prevailing party between Landlord and Tenant shall be entitled to reasonable attorney fees and costs from the non-prevailing Landlord or Tenant, except as provided in paragraph 35A.

42.

ENTIRE CONTRACT: Time is of the essence. All prior agreements between Landlord and Tenant are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement. Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

43.

BROKERAGE: Landlord shall pay to Broker(s) the fees agreed to, if any, in a separate written agreement. Neither Tenant nor Landlord has utilized the services of, or for any other reason owes compensation to, a licensed real estate broker (individual or corporate), agent, finder, or other entity, other than as named in this agreement, in connection with any act relating to the Premises, including, but not limited to, inquiries, introductions, consultations, and negotiations leading to this agreement. Tenant and Landlord each agree to indemnify, defend and hold harmless the other, and the Brokers specified herein, and their agents, from and against any costs, expenses, or liability for compensation claimed inconsistent with the warranty and representation in this paragraph 43.

44.	AGENCY CONFIRMATION: The following agency relationships are hereby confirmed for this transaction:

Listing Agent: The Group Real Estate Brokers (Print Firm Name) is the agent of (check one):

☒ the Landlord exclusively; or ☐ both the Tenant and Landlord.

Selling Agent: Keller Williams Commercial (Print Firm Name) (if not same as Listing Agent) is the agent of (check one):

☒ the Tenant exclusively; or ☐ the Landlord exclusively; or ☐ both the Tenant and Landlord.

Landlord and Tenant acknowledge and agree that Brokers: (i) do not guarantee the condition of the Premises; (ii) cannot verify representations made by others; (iii) will not verify zoning and land use restrictions; (iv) cannot provide legal or tax advice; (v) will not provide other advice or information that exceeds the knowledge, education or experience required to obtain a real estate license. Furthermore, if Brokers are not also acting as Landlord in this agreement, Brokers: (vi) do not decide what rental rate a Tenant should pay or Landlord should accept; and (vii) do not decide upon the length or other terms of tenancy. Landlord and Tenant agree that they will seek legal, tax, insurance, and other desired assistance from appropriate professionals.

Tenant:	/s/ Crystal Estes
(Print name)
Lulu’s Fashion Lounge, Inc.
Date:	11/1/2016
Address:	195 Humboldt Ave
City:	Chico
State:	CA
Zip:	95928-5786

Tenant:
(Print name)

Date:
Address:
City:
State:
Zip.:

☐ GUARANTEE: In consideration of the execution of this Agreement by and between Landlord and Tenant and for valuable consideration, receipt of which is hereby acknowledged, the undersigned (“Guarantor”) does hereby: (i) guarantee unconditionally to Landlord and Landlord’s agents, successors and assigns, the prompt payment of Rent or other sums that become due pursuant to this Agreement, including any and all court costs and attorney fees included in enforcing the Agreement; (ii) consent to any changes, modifications or alterations of any term in this Agreement agreed to by Landlord and Tenant; and (iii) waive any right to require Landlord and/or Landlord’s agents to proceed against Tenant for any default occurring under this Agreement before seeking to enforce this Guarantee.

Guarantor:
(Print name)
Date:
Address:
City:
State:
Zip:
Telephone:
Fax:
E-mail:

Landlord agrees to rent the Premises on the above terms and conditions.

Landlord:
(owner or agent with authority to enter into this agreement) Hegan Lane Partnership
Date:
Address:	4801 Feather River Blvd., Suite 29
City:	Oroville
State:	CA
Zip:	95965

Landlord:	/s/
(owner or agent with authority to enter into this agreement)
Date:	10-31-16
Address:
City:
State:
Zip:

Agency relationships are confirmed as above. Real estate brokers who are not also Landlord in this agreement are not a party to the agreement between Landlord and Tenant.

Real Estate Broker (Leasing Firm): Keller Williams Commercial
CalBRE Lic. #
By (Agent)	/s/ John Barroso
CalBRE Lic. #	01434090
Date:	11/01/2016
Address:	261 East 3rd Street
City:	Chico
State:	CA
Zip.:	95928
Telephone:	[***]
Fax:	[***]
E-mail:	[***]

Real Estate Broker (Listing Firm): The Group Real Estate Brokers
CalBRE Lic. #	01494515
By (Agent)	(Frank Ross)
CalBRE Lic. #	01014400
Date:
Address:	2580 Sierra Sunrise Ter. Suite 110
City:	Chico
State:	CA
Zip:	95928
Telephone:	[***]
Fax:	[***]
E-mail:	[***]

© 2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

Published and Distributed by:

REAL ESTATE BUSINESS SERVICES, INC.

a subsidiary of the California Association of REALTORS® 525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by: /s/

Date: 10/31/16

ADDENDUM No. 1

(C.A.R. Form ADM, Revised 12/15)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other Commercial Lease Agreement, dated October 26, 2016, on property known as 2812 Hegan Lane C & F, Chico, CA 95928 in which Lulu’s Fashion Lounge, Inc. is referred to as (“Buyer/Tenant”) and Hegan Lane Partnership is referred to as (“Seller/Landlord”).

Landlord Operation and Maintenance Obligations:

Landlord, in consideration the capital reserve, shall keep and maintain in good order and condition at its sole cost and expense (i.e. without reimbursement), capital repair(s) and or replacement the foundation, exterior walls, roof structure and membrane, exterior paint, fire suppression systems, parking lot and utility systems to the point of connection into the premises. Landlord at their sole cost shall be responsible for exterior common areas maintenance and repair including but not limited to routine roof repairs (as opposed to replacement being Landlord expense), gutter/scupper cleaning and maintenance, storm water conveyance facilities, exterior pest control, landscape irrigation and maintenance, fire monitoring and inspection of fire suppression systems, and backflow device, common area utilities, property management, fire insurance and property taxes. Landlord, at their sole cost and expense and without reimbursement by Tenant shall be obligated for major HVAC repair and or replacement. Notwithstanding Tenant’s obligations below, Landlord shall be obligated for any repairs to the premises caused by Landlord negligence, including acts by its employees or agents.

Tenant Maintenance Obligations: Tenant shall maintain the interior of the Premises in sanitary condition and appearance, normal and reasonable wear and tear accepted. Excluding Landlord maintenance and service obligations described above, Tenant shall be responsible for glass breakage, Tenant’s signage and services that Tenant has delivered to the Premises, including but not limited to janitorial, trash, interior pest control, all water, gas and electric utilities, phone, data and building security.

Tenant shall be obligated to maintain interior walls and flooring (normal wear and tear excepted), roll up doors and dock equipment, plumbing, lighting, electrical fixtures and equipment as well as routine HVAC maintenance and filter changes (as opposed to repair and replacement described as a Landlord obligation above) such routine service administered through Landlord on a direct cost reimbursable basis. Tenant shall be responsible for liability insurance (naming Landlord as an additional insured) and personal property coverage, a copy of which shall be provided to Landlord prior to Tenants early access. Notwithstanding Landlord’s maintenance obligations described above, Tenant shall be obligated for any repairs to the premises caused by Tenant negligence, including acts by its employees, agents and or clients.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date:	11/1/2016
Buyer/Tenant	/s/ Crystal Estes Lulu’s Fashion Lounge, Inc.
Buyer/Tenant

Date:
Seller/Landlord	/s/ Hegan Lane Partnership
Seller/Landlord

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:

REAL ESTATE BUSINESS SERVICES, INC. a subsidiary of the California Association of REALTORS® 525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by: /s/

Date: 10/31/16

ADDENDUM No. 2

(C.A.R. Form ADM, Revised 12/15)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other Commercial Lease Agreement, dated October 26, 2016, on property known as 2812 Hegan Land C & F, Chico, CA 95928 in which Lulu’s Fashion Lounge, Inc. is referred to as (“Buyer/Tenant”) and Hegan Lane Partnership is referred to as (“Seller/Landlord”).

Condition of Premises upon Commencement and Landlord Base Improvements:

The premises are offered and are being accepted by Tenant in an AS IS condition except that prior to and as a condition to term commencement, Landlord shall at Landlords sole expense and without reimbursement, complete the following Base Improvements:

Site & Exterior Improvements:

1. The Asphalt Parking area designated for the building shall be sealed and re-striped, including handicapped stalls and signage as required by law. Any and all ADA requirements to be addressed.

2. The Asphalt loading area abutting the north and east side of the building servicing tenant’s allocated bays shall be patched and sealed if deemed necessary. If present, any raised concrete presenting trip hazards shall be removed.

3. Roof shall have been inspected and free of known leaks. Damaged and or missing downspouts shall be repaired and or replaced.

Office Improvements:

4. Landlord shall be obligated to fund any ADA improvements as may be required by the City of Chico to existing facilities.

5. In addition to any ADA requirements, all bathrooms to be updated and painted.

Warehouse Improvements:

6. Roll up doors shall be serviced and in good operating order.

7. All exit man doors shall be in good operating order.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date:	11/1/2016
Buyer/Tenant	/s/ Crystal Estes Lulu’s Fashion Lounge, Inc.
Buyer/Tenant

Date:
Seller/Landlord	/s/ Hegan Lane Partnership
Seller/Landlord

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:

REAL ESTATE BUSINESS SERVICES, INC. a subsidiary of the California Association of REALTORS® 525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by: /s/

Date: 10/31/16

ADDENDUM No. 3

(C.A.R. Form ADM, Revised 12/15)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other Commercial Lease Agreement, dated October 26, 2016, on property known as 2812 Hegan Land C & F, Chico, CA 95928 in which Lulu’s Fashion Lounge, Inc. is referred to as (“Buyer/Tenant”) and Hegan Lane Partnership is referred to as (“Seller/Landlord”).

Tenant Funded and Constructed Improvements:

Tenant Funded Improvements (TI’s) shall be understood to mean the design, permitting, fees and any other expenses associated with improvements to the premises being done by Tenant at their sole cost and expense and on their own timeline as necessary for Tenant business operations. The Parties acknowledge that scope of TI’s, subject to further refinement, may include but is not limited to:

1. Conversion of a portion of the rented space to a conditioned server room.

2. Other renovations as may be needed for Tenants particular business operation. As soon as practicable following execution of the Lease, Tenant shall provide to Landlord a conceptual sketch plan for Landlord’s review and approval, not to be unreasonably withheld or delayed. Upon Landlord’s approval of the conceptual plan, Tenant shall have final working drawings prepared, which shall be subject to Landlord’s review and approval but not unreasonably withheld. The Parties acknowledge that Landlords approval of Tenant’s plan for renovation is a material condition of the Lease, and Landlord’s failure to reasonably approve (aside from objections related to structural integrity of the building and or permanent alterations which would cause undue hardship on re tenanting) shall be cause for Tenant(s) one time right to terminate the lease. Any and all improvement work done by Tenant shall be done in good workmanlike manner and according to plans and spec’s provided to Landlord. Material Change Orders (if any) involving structural components shall be subject to Landlord approval not unreasonably withheld.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date:	11/1/2016
Buyer/Tenant	/s/ Crystal Estes Lulu’s Fashion Lounge, Inc.
Buyer/Tenant

Date:	10-31-16
Seller/Landlord	/s/ Hegan Lane Partnership
Seller/Landlord

© 1986-2015, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is made available to real estate professionals through an agreement with or purchase from the California Association of REALTORS®. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:

REAL ESTATE BUSINESS SERVICES, INC. a subsidiary of the California Association of REALTORS® 525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by: /s/

Date: 10/31/16

Addendum No. 4

The following terms and conditions are hereby incorporated in and made a part of the Commercial Lease Agreement dated October 26, 2016 on property known as 2812 Hegan Lane C & F in which Lulu’s Fashion Lounge, Inc. is referred to as Tenant and Hegan Lane Partnership is referred to as Landlord, and shall control in the event of any inconsistency with the provisions of such Lease Agreement.

Assignment: Notwithstanding anything to the contrary contained elsewhere in this Lease, Tenant, without Landlord’s approval written or otherwise, but with written notice to Landlord by Tenant, shall have the absolute right to assign, sublease or otherwise transfer all or a portion of its interest in this Lease to (i) a parent or operating subsidiary of Tenant, (ii) a subsidiary of Tenant’s parent, (iii) a corporation or other entity with which Tenant may merge, (iv) any lender of Tenant or leasehold mortgagee for the purpose of securing indebtedness, or (vi) to any entity to whom Tenant sells all or substantially all of its assets.

Indemnification: Tenant’s indemnification, defense and holding Landlord harmless set forth in Paragraph 39 shall not apply to any liability, penalties, losses, damages, costs, expenses, causes of action, claims, or judgments arising from landlord’s gross negligence or willful misconduct.

Landlord agrees to indemnify, defend and hold Tenant, and Tenant’s employees, agents and contractors harmless from all liability, penalties, losses, damages, costs, expenses, causes of action, claims or judgments arising by reason of any death, bodily injury, personal injury, or property damage resulting from:

(i)

any cause occurring in or about or resulting from an occurrence in or about the Building or Premises during the Lease Term arising as a result of any act of Landlord’s or Landlord’s employees or guests in or around the Building or Premises.

(ii)	the gross negligence or willful misconduct of Landlord or Landlord’s agents, employees, and contractors, wherever it occurs, or

(iii)	any default by Landlord under the terms of this Lease.

23

MEGAN’S LAW DATA BASE DISCLOSURE

Regarding Registered Sex Offenders

(C.A.R. Form DBD, Revised 11/08)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ other Commercial Lease Agreement,         , on property known as 2812 Hegan Land C & F, Chico, CA 95928 in which Lulu’s Fashion Lounge, Inc. is referred to as (“Buyer/Tenant”) and Hegan Lane Partnership is referred to as (“Seller/Landlord”).

Notice: Pursuant to Section 290.46 of the Penal Code, information about specified registered sex offenders is made available to the public via an Internet Web site maintained by the Department of Justice at www.meganslaw.ca.gov. Depending on an offender’s criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides.

(Neither Seller nor Brokers are required to check this website. If Buyer wants further information, Broker recommends that Buyer obtain information from this website during Buyer’s inspection contingency period. Brokers do not have expertise in this area.)

Date:	11/1/2016
Buyer/Tenant	/s/ Crystal Estes Lulu’s Fashion Lounge, Inc.
Buyer/Tenant

Date:
Seller/Landlord	Hegan Lane Partnership
Seller/Landlord

The copyright laws of the United States (Title 17 U.S. Code) forbid the unauthorized reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats. Copyright © 2008, CALIFORNIA ASSOCIATION OF REALTORS®, INC. ALL RIGHTS RESERVED.

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:

REAL ESTATE BUSINESS SERVICES, INC. a subsidiary of the California Association of REALTORS® 525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by:

Date:

DISCLOSURE REGARDING

REAL ESTATE AGENCY RELATIONSHIP

(Selling Firm to Buyer)

(As required by the Civil Code)

(C.A.R. Form AD, Revised 12/14)

☐ (If checked) This form is being provided in connection with a transaction for a leasehold interest exceeding one year as per Civil Code section 2079.13(k) and (m).

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER’S AGENT

A Seller’s agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller’s agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A Fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a)	Diligent exercise of reasonable skill and care in performance of the agent’s duties.

(b)	A duty of honest and fair dealing and good faith.

(c)

A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER’S AGENT

A selling agent can, with a Buyer’s consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent’s duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information of the property obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a)	A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, the agent may not, without the express permission of the respective party, disclose to the other party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered.

The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully. I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE BACK (OR A SEPARATE PAGE).

☐ Buyer ☐ Seller ☐ Landlord ☒ Tenant: /s/ Crystal Estes Date 11/1/2016
Lulu’s Fashion Lounge, Inc.
☐ Buyer ☐ Seller ☐ Landlord ☐ Tenant Date

Real Estate Broker (Firm): Keller Williams Realty Chico Area
CalBRE Lic. #	01842969
By (Salesperson or Broker-Associate):
(Agent)	/s/ John Barroso
CalBRE Lic. #	01434090
Date:	11/1/2016

Agency Disclosure Compliance (Civil Code §2079.14):

•	When the listing brokerage company also represents Buyer/Tenant: The Listing Agent shall have one AD form signed by Seller/Landlord and a different AD form signed by Buyer/Tenant.

•

When Seller/Landlord and Buyer/Tenant are represented by different brokerage companies: (i) the Listing Agent shall have one AD form signed by Seller/Landlord and (ii) the Buyer’s/Tenant’s Agent shall have one AD form signed by Buyer/Tenant and either that same or a different AD form presented to Seller/Landlord for signature prior to presentation of the offer. If the same form is used, Seller may sign here:

Date:
Seller/Landlord	Hegan Lane Partnership
Date:
Seller/Landlord

The copyright laws of the United States (Title 17 U.S. Code) forbid the unauthorized reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.

Copyright © 1991-2010, CALIFORNIA ASSOCIATION OF REALTORS®, INC.

ALL RIGHTS RESERVED.

CIVIL CODE SECTIONS 2079.24 (2079.16 APPEARS ON THE FRONT)

2079.13 As used in Sections 2079.14 to 2079.24, inclusive, the following terms have the following meanings: (a) “Agent” means a person acting under provisions of Title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained. (b) “Associate licensee” means a person who is licensed as a real estate broker or salesperson under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code and who is either licensed under a broker or has entered into a written contract with a broker to act as the broker’s agent in connection with acts requiring a real estate license and to function under the broker’s supervision in the capacity of an associate licensee. The agent in the real property transaction bears responsibility for his or her associate licensees who perform as agents of the agent. When an associate licensee owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the associate licensee functions. (c) “Buyer” means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. “Buyer” includes vendee or lessee. (d) “Commercial real property” means all real property in the state, except single-family residential real property, dwelling units made subject to Chapter 2 (commencing with Section 1940) of Title 5, mobilehomes, as defined in Section 798.3, or recreational vehicles, as defined in Section 799.29. (e) “Dual agent” means an agent acting, either directly or through an associate licensee, as agent for both the seller and the buyer in a real property transaction. (f) “Listing agreement” means a contract between an owner of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer. (g) “Listing agent” means a person who has obtained a listing of real property to act as an agent for compensation. (h) “Listing price” is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the listing agent. (i) “Offering price” is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property. (j) “Offer to purchase” means a written contract executed by a buyer acting through a selling agent that becomes the contract for the sale of the real property upon acceptance by the seller. (k) “Real property” means any estate specified by subdivision (1) or (2) of Section 761 in property that constitutes or is improved with one to four dwelling units, any commercial real property, any leasehold in these types of property exceeding one year’s duration, and mobilehomes, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business and Professions Code. (l) “Real property transaction” means a transaction for the sale of real property in which an agent is employed by one or more of the principals to act in that transaction, and includes a listing or an offer to purchase. (m) “Sell,” “sale,” or “sold” refers to a transaction for the transfer of real property from the seller to the buyer, and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year’s duration. (n) “Seller” means the transferor in a real property transaction, and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. “Seller” includes both a vendor and a lessor. (o) “Selling agent” means a listing agent who acts alone, or an agent who acts in cooperation with a listing agent, and who sells or finds and obtains a buyer for the real property, or an agent who locates property for a buyer or who finds a buyer for a property for which no listing exists and presents an offer to purchase to the seller. (p) “Subagent” means a person to whom an agent delegates agency powers as provided in Article 5 (commencing with Section 2349) of Chapter 1 of Title 9. However, “subagent” does not include an associate licensee who is acting under the supervision of an agent in a real property transaction.

2079.14 Listing agents and selling agents shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16, and, except as provided in subdivision (c), shall obtain a signed acknowledgement of receipt from that seller or buyer, except as provided in this section or Section 2079.15, as follows: (a) The listing agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement. (b) The selling agent shall provide the disclosure form to the seller as soon as practicable prior to presenting the seller with an offer to purchase, unless the selling agent previously provided the seller with a copy of the disclosure form pursuant to subdivision (a). (c) Where the selling agent does not deal on a face-to-face basis with the seller, the disclosure form prepared by the selling agent may be furnished to the seller (and acknowledgement of receipt obtained for the selling agent from the seller) by the listing agent, or the selling agent may deliver the disclosure form by certified mail addressed to the seller at his or her last known address, in which case no signed acknowledgement of receipt is required. (d) The selling agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer’s offer to purchase, except that if the offer to purchase is not prepared by the selling agent, the selling agent shall present the disclosure form to the buyer not later than the next business day after the selling agent receives the offer to purchase from the buyer.

2079.15 In any circumstance in which the seller or buyer refuses to sign an acknowledgement of receipt pursuant to Section 2079.14, the agent, or an associate licensee acting for an agent, shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.16 Reproduced on Page 1 of this AD form.

2079.17 (a) As soon as practicable, the selling agent shall disclose to the buyer and seller whether the selling agent is acting in the real property transaction exclusively as the buyer’s agent, exclusively as the seller’s agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the selling agent prior to or coincident with execution of that contract by the buyer and the seller, respectively, (b) As soon as practicable, the listing agent shall disclose to the seller whether the listing agent is acting in the real property transaction exclusively as the seller’s agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the listing agent prior to or coincident with the execution of that contract by the seller.

(c) The confirmation required by subdivisions (a) and (b) shall be in the following form.

(DO NOT COMPLETE. SAMPLE ONLY) is the agent of (check one): ☐ the seller exclusively; or ☐ both the buyer and seller.

(Name of Listing Agent)

(DO NOT COMPLETE. SAMPLE ONLY) is the agent of (check one): ☐ the buyer exclusively; or ☐ the seller exclusively; or ☐ both the buyer and seller.

(Name of Selling Agent if not the same as the Listing Agent)

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14.

2079.18 No selling agent in a real property transaction may act as an agent for the buyer only, when the selling agent is also acting as the listing agent in the transaction.

2079.19 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

2079.20 Nothing in this article prevents an agent from selecting, as a condition of the agent’s employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with.

2079.21 A dual agent shall not disclose to the buyer that the seller is willing to sell the property at a price less than the listing price, without the express written consent of the seller. A dual agent shall not disclose to the seller that the buyer is willing to pay a price greater than the offering price, without the express written consent of the buyer. This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2079.22 Nothing in this article precludes a listing agent from also being a selling agent, and the combination of these functions in one agent does not, of itself, make that agent a dual agent.

2079.23 A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship.

2079.24 Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

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REAL ESTATE BUSINESS SERVICES, INC. a subsidiary of the California Association of REALTORS® 525 South Virgil Avenue, Los Angeles, California 90020